UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 1, 2009

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

           Delaware                     1-10026                14-0462060
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 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)

                      1373 Broadway, Albany, New York 12204
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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2.02. Results of Operations and Financial Condition

Albany International Corp. (the "Company) operates its business in the following five segments: Paper Machine Clothing, Albany Door Systems, Engineered Fabrics, Engineered Composites, and PrimaLoft(R) Products. Effective January 1, 2009, the Company changed its business segment reporting by reclassifying global information systems (GIS) expenses. As a result of the reclassification, GIS expenses are presented as being unallocated to any specific business segment. Additionally, the Company has modified previously reported segment operating income as detailed in Exhibit 99.1 to be consistent with the reclassification.

In May 2008, the Financial Accounting Standards Board issued Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments that May be Settled in Cash Upon Conversion ("FSP APB 14-1"). FSP APB 14-1 requires that the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) be separately accounted for in a manner that reflects an issuer's nonconvertible debt borrowing rate. The Company has adopted FSP APB 14-1 effective January 1, 2009 and will reflect the new accounting in its 2009 financial statements, starting with its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009. Retrospective application to all periods presented is required. Accordingly, the Company will adjust its previously issued financial statements to give effect to FSP APB 14-1, as applicable. The effect on the financial statements is summarized in
Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Schedules showing the effect on operating income of changes in reportable segments for quarterly periods of 2008, full year 2008, and full year 2007.

99.2 Schedules showing the effect on financial statements of adopting FSP APB 14-1 for quarterly periods of 2008 and 2007, and full year 2006, 2007 and 2008.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALBANY INTERNATIONAL CORP.

                                             By: /s/ David Pawlick
                                                 -------------------------------
                                             Name: David Pawlick
                                             Title: Vice President -- Controller

Date: April 30, 2009


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Schedules showing the effect on operating income of changes in reportable segments for quarterly periods of 2008, full year 2008, and full year 2007.

99.2 Schedules showing the effect on financial statements of adopting FSP APB 14-1 for quarterly periods of 2008 and 2007, and full year 2006, 2007 and 2008.